Exhibit 10.1

LETTER AMENDMENT

December 22, 2014

DBS Bank Ltd., Singapore,

as administrative agent, and

the Lenders party to the

Credit Agreement referred to below

Credit Agreement – Amendment No. 1

Ladies/Gentlemen:

Reference is made to the Credit Agreement dated as of May 10, 2011 (the “Credit Agreement”) among iGate Corporation, as borrower, the lenders party thereto and DBS Bank Ltd., Singapore, as administrative agent. Terms defined in the Credit Agreement are used herein as so defined.

We hereby request the following amendments to the Credit Agreement:

(a)	Schedule 2.01 to the Credit Agreement be amended in full as provided in Annex A hereto; and

(b)	A new Exhibit K is added to the Credit Agreement in the form of Annex B hereto;

(c)	the definition of “Applicable Rate” be amended in full to read as follows:

“Applicable Rate” means a percentage per annum equal to (A) for Eurocurrency Rate Loans, 2.15% and (B) for Base Rate Loans, 1.15%”;

(d)	the definition of “Excluded Taxes” be amended in full to read as follows:

“Excluded Taxes” means (a) with respect to each Agent and each Lender, taxes (including any additions to tax, penalties and interest) imposed on its overall net income or net profits (including any franchise taxes imposed in lieu thereof) by the jurisdiction (or any political subdivision thereof) under the Laws of which such Agent or such Lender, as the case may be, is resident or deemed to be resident, is organized, maintains an Applicable Lending Office, or carries on business or is deemed to carry on business to which such payment relates (other than a business deemed to arise solely from such person having executed, delivered, become party to, performed its obligations or received a payment under, enforced and/or engaged in activities contemplated by this Agreement or any other Loan Document), (b) any U.S. federal withholding tax that is imposed on amounts payable to a Lender pursuant to a law in effect at the time the Lender becomes a party to this Agreement (or changes its Applicable Lender Office), except to the extent that, pursuant to Section 3.01, amounts with respect to such taxes were payable either to such Lender’s assignor immediately before such Lender became a party to this Agreement (or to such Lender immediately before it changed its Applicable Lending Office), (c) any U.S. federal withholding tax imposed pursuant to FATCA, and (d) any withholding tax that is imposed on amounts payable to a Lender that would not have been imposed but for such Lender’s failure to comply with Section 3.01(f).

(e)	the definition of “Lender” be amended in full to read as follows:

“Lender” has the meaning specified in the introductory paragraph to this Agreement and their respective successors and assigns as permitted herein, each of which is referred to herein and a “Lender”, including DBS Bank Ltd, Singapore prior to the Date of Amendment No. 1 to this Agreement and DBS Bank Ltd., Los Angeles Agency thereafter and until the time such entity transfers all of its interest as a lender hereunder pursuant to section 10.07 hereof.

(f)	The following definition be added in the appropriate alphabetical order:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of Amendment No. 1 to this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, including any applicable intergovernmental agreements.

(g)	Section 3.01(f) amended by designating existing 3.01(f) as 3.01(f)(i), by adding the following to the end of that subsection 3.01(f)(i):

“Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B), (ii)(C) and (ii)(D), and Section 3.01(f)(iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.”

and by adding a new subsection 3.01(f)(ii) as follows:

(ii)

“Without limiting the generality of 3.01(f)(i), each Lender that is not a U.S. person within the meaning of Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies reasonably requested by the Borrower and the Administrative

Agent) on or prior to the date on which such Non-U.S. Lender becomes a party hereto, duly completed and executed copies of whichever of the following is applicable:

A.	In the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;

B.	In the case of a Non-U.S. Lender for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

C.	In the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code both (1) IRS Form W-8BEN or IRS Form W-8BEN-E and (2) a certificate substantially in the form of Exhibit K (a “U.S. Tax Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of such Borrower within the meaning of section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

D.	In the case of a Non-U.S. Lender that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C) and (E) of this Section 3.01(f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or

E.	Any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. federal withholding tax together with such supplementary documentation necessary to enable such Borrower or the Administrative Agent to determine the amount of tax (if any) required by law to be withheld.”

(h)	A new subsection 3.01(f)(iii) shall be added immediately following subsection 3.01(f)(ii) as follows:

“If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Agent as may be necessary for the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.”

(i)	A new Section 3.01(g) shall be added immediately following subsection 3.01(f)(iii) as follows:

“Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights b, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.”

(j)	Section 3.04(a) be amended in full to read as follows:

“If any Lender determines that as a result of the introduction of or any Change in Law or a change in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loan (other than a Base Rate Loan), or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes covered by Section 3.01, (ii) Excluded Taxes, or (iii) reserve requirements contemplated by Section 3.04(c) , then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06 ), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.”

(k)	Section 10.02 is amended to add the following subsection at the end thereof:

(e) “Borrower agrees that, until and unless changed upon receipt by Agent and Lender of written notice from Borrower as herein provided: (a) any notice or other communication required by this Agreement and sent by or purporting to be sent by Borrower by email shall be sent only from the following email for Borrower: Email Address:Venkat.vijay@igate.com; (b) all day to day communications sent by or purporting to be sent by Borrower by email or fax as provided in this Section shall indicate on the face of each such communication that it is sent by IGATE Corporation, Venkat Vijayaragavan or IGATE (in each case, whether or not an electronic signature is included). Agent and Lender shall be entitled to conclusively rely upon any and all notices and other communications received by any of them from the Borrower as provided in this Section, including without limitation, any notice or communication sent or purporting to be sent by Borrower’s designated representative in accordance with the foregoing.”

If you agree to this amendment of the Credit Agreement, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Steven E. Sherman, Shearman & Sterling LLP by email at sesherman@shearman.com, with two duplicate originals by overnight courier to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, Attn: Steven E. Sherman. This Letter Amendment shall become effective when (a) it is executed by the Borrower, the Guarantors and the Lenders, and (b) if on or before December 22, 2014 the Agent shall have received (i) resolutions of the board of directors of the Borrower and each Guarantor approving the execution, delivery and performance of this Letter Amendment, (ii) a certificate of the secretary of the Borrower and each Guarantor as to the incumbency of the officers of the Borrower and such Guarantor, respectively, executing this Letter Amendment and (iii) an opinion or opinions of counsel for the Borrower and each Guarantor in respect of this Letter Agreement and in form and substance reasonably satisfactory to the Agent.

As of the date hereof and after giving effect of this Letter Amendment, each of the Borrower and each Guarantor hereby represents and warrants that the representations and warranties of the Borrower and each Guarantor contained in each Loan Document (as amended or supplemented to date) are true and correct in all material respects (unless qualified by the concept of materiality, in which case such representations and warranties shall be true and correct in all respects) as if made again on and as of the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution, delivery, administration of this Letter Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

The Credit Agreement and each of the other Loan Documents, except to the extent of the amendment specifically provided herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Letter Amendment. On and after the effectiveness of this Letter Amendment each reference in the Credit Agreement to “this Agreement”, “hereunder” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes or any other Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Agreement.

By its signature below, the Guarantors hereby consent to this Letter Amendment and hereby confirm and agree that notwithstanding the effectiveness of this Letter Amendment, each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

[Remainder of this page intentionally blank]

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

IGATE CORPORATION

By:	/s/ Venkat Vijayaragavan
Name:	Venkat Vijayaragavan
Title:	Vice President – Finance

IGATE HOLDING CORPORATION

By:	/s/ Sujit Sircar
Name:	Sujit Sircar
Title:	President

IGATE TECHNOLOGIES INC.

By:	/s/ Sujit Sircar
Name:	Sujit Sircar
Title:	Director

IGATE INC

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Secretary

AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN

DBS BANK LTD., as Lender

By:	/s/ Aik Lim Kok
Name:	Aik Lim Kok
Title:	Chief Operating Officer

ANNEX A

Schedule 2.01 - Revolving Credit Commitment

Revolving Credit Lender	Total Revolving Credit Commitment	Total Revolving Credit Commitment Percentage
DBS Bank Ltd.	$75,000,000	100%

ANNEX B

EXHIBIT K-1

FORM OF U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Corporation (the “Borrower”), the Lenders from time to time party thereto and DBS Bank Ltd., Singapore as administrative agent (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20[ ]

2

EXHIBIT K-2

FORM OF U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Corporation (the “Borrower”), the Lenders from time to time party thereto and DBS Bank Ltd., Singapore as administrative agent (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20[ ]

EXHIBIT K-3

FORM OF U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Corporation (the “Borrower”), the Lenders from time to time party thereto and DBS Bank Ltd., Singapore as administrative agent (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Lender and (2) the undersigned shall have at all times furnished the Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20[ ]

EXHIBIT K-4

FORM OF U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iGate Corporation (the “Borrower”), the Lenders from time to time party thereto and DBS Bank Ltd., Singapore as administrative agent (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Lender and (2) the undersigned shall have at all times furnished the Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:	, 20[ ]